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                                                                  EXHIBIT 10.26


                         [WELLS FARGO BANK LETTERHEAD]



                               December 19, 1995




CIMCO, Inc.
265 Briggs Avenue
Costa Mesa, California  92626


Attention:  Mr. L. Ronald Trepp

         Re:     Waiver of Credit Document Provisions



Ladies and Gentlemen:

         Please refer to the following credits presently outstanding from Wells Fargo Bank (the "Bank") to either CIMCO, Inc. ("CIMCO") or Mesa Leasing Company ("Mesa"):

         1. Reimbursement obligations of CIMCO with respect to Letter of Credit No. SAS-186329, dated September 15, 1993 and in the original stated amount of $5,735,960 (the "Letter of Credit").

         2. Promissory Note made by CIMCO in favor of the Bank, dated as of February 1, 1995 and in the original principal amount of $7,500,000 (the "Term Note").

         3. Promissory Note made by CIMCO in favor of the Bank, dated as of June 9, 1995 and in the original principal amount of $6,758,500 (the "Line of Credit Note").

         4. Promissory Note made by CIMCO in favor of the Bank, dated as of August 24, 1995 and in the original principal amount of $1,800,000 (the "Bridge Note").

         5. Promissory Note made by Mesa in favor of the Bank dated as of July 26, 1991 and in the original principal amount of $2,300,000 (the "Mesa Note").

Please also refer to the Credit Agreement (as amended, the "Credit Agreement"), dated as of February 1, 1995, by and between CIMCO and the Bank which evidences, in part, the credits identified as item nos. 1 through 4, above.

        You have advised the Bank that CIMCO has negotiated an agreement of merger with M.A. Hanna Company, a Delaware corporation ("Hanna") and Hanwest, Inc., a Delaware corporation ("Hanwest") whereby at least the majority of the capital stock of CIMCO will be purchased for cash by Hanwest and, thereafter, Hanwest will be merged into CIMCO. You have further advised us that Hanwest will at no time have any material assets or liabilities other than the capital stock of CIMCO and that the merger transaction will have no impact on the balance




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CIMCO, Inc.
December 19, 1995
Page 2


sheet of CIMCO. You have provided us with a draft Agreement and Plan of Merger (draft of 12/1/95) pursuant to which this acquisition and merger transaction is to occur (the "Merger Agreement").

         Section 5.4 of the Credit Agreement contains restrictions on the merger or consolidation of CIMCO with any corporation or other entity. Section 6.1(j) of the Credit Agreement causes a default to arise thereunder in the event of any change in ownership of 25% or more of CIMCO's common stock.
Section 5 of the Bridge Note causes a default to arise thereunder in the event of certain transfers of stock of CIMCO. Section 2 of that certain Pledge Agreement, dated as of August 24, 1995, made by CIMCO in favor of the Bank incorporates one or all of the foregoing referenced terms so that a default or breach under said Pledge Agreement might arise therefrom. You have asked that the Bank waive its right to declare a default or breach of the relevant agreement(s) under these specific sections due to the transfers of stock of CIMCO or the merger of Hanwest into CIMCO contemplated by the Merger Agreement. The Bank hereby agrees to such waiver, such waiver to become effective upon the timely satisfaction of the following conditions:

         1. No later than December 28, 1995, amendment documentation reasonably acceptable to the Bank shall have been executed and delivered by CIMCO and the Bank causing the maturity date of the Term Note to be changed to April 30, 1996. Such amendment documentation shall be accompanied by such certificates, opinions, and other associated documentation as the Bank may reasonably request.

         2. No later than December 28, 1995, amendment documentation reasonably acceptable to the Bank shall have been executed and delivered by Mesa and the Bank causing the maturity date of the Mesa Note to be changed to April 30, 1996. Such amendment documentation shall be accompanied by such certificates, opinions, and other associated documentation as the Bank may reasonably request.

         3. No later than December 28, 1995, amendment documentation reasonably acceptable to the Bank shall have been executed and delivered by CIMCO, the Bank and any other necessary parties which documentation shall require that, no later than April 30, 1996, CIMCO shall be obligated to deliver cash collateral to the Bank for the purpose of securing its reimbursement obligations with respect to the Letter of Credit, such cash collateral to be in the amount of the Bank's maximum credit exposure under the Letter of Credit and to be held in an interest-bearing account at the Bank until such time as all obligations under CIMCO's reimbursement agreement and associated credit documentation have been satisfied in full. Such amendment documentation shall be accompanied by such certificates, opinions, and other associated documentation as the Bank may reasonably request.
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CIMCO, Inc.
December 19, 1995
Page 3



         4. CIMCO shall have returned to the Bank, no later than December 21, 1995, a copy of this letter countersigned with indicated agreement and approval by CIMCO, Medical Molding Corporation of America and Compounding Technology Inc.

         5. The stock acquisition and merger contemplated by the Merger Agreement shall have been consummated no later than April 30, 1996.

         No waiver of any term or condition of any credit document is intended or implied hereby other than with respect to the specific sections identified above, and the waiver described herein shall become effective only upon the timely satisfaction of all of the indicated conditions.

         CIMCO has requested and the Bank has agreed that, following the contemplated merger, the Bank will reasonably consider a request by Mesa and/or CIMCO to:

         1. Amend the Mesa Note to reinstate its original maturity date of July 26, 1996; and/or

         2. Amend the credit documentation relating to the Letter of Credit to eliminate the need for cash collateral specified hereinabove,

provided that the Bank's consideration of such request shall be based upon the establishment of such new credit support and such other credit criteria as the Bank may reasonably require. Any such amendment documentation shall be accompanied by such certificates, opinions, and other associated documentation as the Bank may reasonably request.

         The Bank hereby acknowledges that it has also received a request from CIMCO (a) to extend the maturity date of the Bridge Note and the Line of Credit Note to April 30, 1996, (b) to waive compliance with the financial covenants specified in Section 4.9 of the Credit Agreement until April 30, 1996, and (c) to increase the credit availability under the Bridge Note by $650,000. Credit approval for these modifications has been obtained, subject to:

         1. CIMCO's execution, no later than December 28, 1995, of applicable amendment documentation prepared by and acceptable to Bank and its counsel;

         2. CIMCO's entry into a definitive merger agreement with Hanna and Hanwest in accord with the terms of this letter no later than December 28, 1995;

         3. CIMCO's payment of a restructure fee of $25,000 and such Bank costs and expenses as have been incurred to the date amendment documentation is executed;
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CIMCO, Inc.
December 19, 1995
Page 4



         4. The timely execution and delivery to Bank of the amendment documentation contemplated in paragraphs numbered 1 through 3 on page 2 hereof.

                                             Sincerely,

                                             ART BROKX
                                             ---------------------------------
                                             Art Brokx
                                             Vice President

                                             on behalf of Wells Fargo Bank, N.A.


AGREED AND APPROVED BY:

CIMCO, INC.


By:   RUSSELL T. GILBERT
      -----------------------------
      Russell T. Gilbert, President
      -----------------------------
      Printed Name and Title


MEDICAL MOLDING CORPORATION
OF AMERICA


By:   RUSSELL T. GILBERT
      -----------------------------
      Russell T. Gilbert, Chairman
      -----------------------------
      Printed Name and Title


COMPOUNDING TECHNOLOGY INC.


By:   RUSSELL T. GILBERT
      -----------------------------
      Russell T. Gilbert, Chairman
      -----------------------------
      Printed Name and Title